SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2003

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA		THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)           The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press release dated May 15, 2003.

Item 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On May 15, 2003, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9.  Regulation FD Disclosure” in satisfaction of the requirements of  “Item 12. Disclosure of Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc
(Registrant)

Date: May 15, 2003	By:	/s/ Linda C. Potts
Linda C. Potts
Vice President and Chief Financial Officer